Exhibit 10.18

FIRST AMENDMENT TO OFFICE LEASE

This First Amendment to Office Lease (this “First Amendment”) is made and entered into as of January 31, 2005, by and between 443 SOUTH RAYMOND TENANT, LLC, a California limited liability company (“Landlord”), and THE CHILDREN’S PLACE SERVICES COMPANY, LLC, a Delaware limited liability company (“Tenant”).

R E C I T A L S:

A. 443 South Raymond Owner, LLC, a California limited liability company (“443 Owner”) and Tenant executed that certain Office Lease (the “Lease”), dated January 21, 2005, pursuant to which Tenant leased certain space in the project located at 443 South Raymond Avenue, Pasadena, California.

B. The “Landlord” entity was incorrectly stated throughout the Lease and the Guaranty relating thereto, and Landlord and Tenant desire to amend the Lease to reflect the correct Landlord entity and to otherwise agree upon the terms and conditions set forth in this First Amendment.

D. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease, unless expressly provided otherwise in this First Amendment.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1. Landlord Entity. Landlord and Tenant hereby acknowledge and agree that the Lease erroneously referred to “Landlord” as 443 Owner. Based upon the foregoing, Landlord and Tenant further acknowledge and agree that, retroactive to the date of the full execution and delivery of the Lease, (i) all references in the Lease to 443 Owner shall be deemed deleted and replaced with Landlord, as set forth in this First Amendment, (ii) the landlord under the Lease shall be deemed the Landlord set forth in this First Amendment (and not 443 Owner) as if the Landlord set forth in this First Amendment originally executed the Lease, and (iii) the Lease, as amended hereby, is and shall be in full force or effect between Landlord, as landlord, and Tenant, as tenant.

2. Amendment to Letter of Credit. Concurrently herewith, Tenant shall provide Landlord with an amendment to the L-C, reasonably acceptable to Landlord, providing that all references in the L-C to the 443 Owner are deleted and are replaced with the Landlord entity set forth in this First Amendment.

3. No Further Modification. Except as specifically set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall prevail.

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

“LANDLORD”				“TENANT”

443 SOUTH RAYMOND TENANT, LLC, a California limited liability company				THE CHILDREN’S PLACE SERVICES COMPANY, LLC, a Delaware limited liability company

By:	SALL Lexington, LLC
	a California limited liability company,			By:		/s/ Neal Goldberg
	its Managing Member			Its:		NEAL GOLDBERG - PRESIDENT

	By:	SALL, LLC
		a California limited liability		By:		/s/ Steven Balasiano
		company, its Managing Member			Its:	STEVEN BALASIANO
SR. VICE PRESIDENT & GENERAL COUNSEL

		By:	/s/ Michael Adler
Michael Adler, its member

GUARANTY AMENDMENT/GUARANTOR ACKNOWLEDGEMENT

By its execution of this First Amendment to Lease, the undersigned, Guarantor of the above-modified Lease, hereby acknowledges and agrees that (i) the Guaranty and Lease erroneously referred to “Landlord” as 443 Owner, and (ii) retroactive to the date of the execution of the Guaranty (a) all references in the Guaranty to 443 Owner shall be deemed deleted and replaced with Landlord, as set forth in this First Amendment, (b) the landlord under the Lease and under the Guaranty shall be deemed the Landlord set forth in this First Amendment (and not 443 Owner) as if the Landlord set forth in this First Amendment was originally set forth in such documents, and (c) the Guaranty, as amended hereby, is and shall be in full force and effect in favor of Landlord, as set forth in this First Amendment. Guarantor furthermore consents to the modifications of the Lease set forth in this First Amendment to Lease, and hereby reaffirms its obligations pursuant to the Guaranty, as amended hereby, with respect to the Lease, as amended by this First Amendment.

THE CHILDREN’S PLACE RETAIL STORES, INC.,
a Delaware corporation

By:		/s/ Neal Goldberg
	Its:	NEAL GOLDBERG - PRESIDENT

By:		/s/ Steven Balasiano
	Its:	STEVEN BALASIANO
SR. VICE PRESIDENT & GENERAL COUNSEL